UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 12, 2008
DORAL FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Puerto Rico	0-17224	66-031262

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1451 FRANKLIN D ROOSEVELT AVENUE, SAN JUAN, Puerto Rico	00920-2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	787-474-6700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 12, 2008, Frank W. Baier resigned from the Board of Directors of Doral Financial Corporation (the “Company”). His resignation was related to his decision to agree to serve as Special Assistant to the newly appointed Chief Executive Officer of Washington Mutual Inc.

Item 8.01	Other Events
On September 17, 2008, the Company announced that the Federal Deposit Insurance Corporation (the “FDIC”) had terminated the Order to Cease and Desist (the “Order”) issued to its principal subsidiary, Doral Bank. The Order was put in place on February 19, 2008 and related to Bank Secrecy Act (“BSA”) compliance in regards to Doral Bank’s BSA/Anti-Money Laundering Compliance Program.

Item 9.01	Financial Statements and Exhibits
(c)   Exhibits

99.1	Press release dated September 17, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORP
September 18, 2008	By:	/s/Enrique Ubarri-Barragano
		Name:	Enrique Ubarri-Barragano
		Title:	Executive Vice President and General Counsel